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                                 UNITED  STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                    FORM 8-K


               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (date of earliest event reported):  FEBRUARY 1, 2000
                        Commission File Number:  0-30104


                     INFORETECH WIRELESS TECHNOLOGY INC.
     ----------------------------------------------------------------------
                 (formerly Diversified Marketing Services Inc.)
             (Exact Name of Registrant as Specified in its Charter)


                  NEVADA                              88-0350120
     ---------------------------------       ------------------------------
     (State or other jurisdiction of                (IRS Employer
      incorporation or organization)              Identification No.)



                SUITE 214
           5500 - 152ND STREET,
         SURREY, BRITISH COLUMBIA                       V3S 8E7
     ---------------------------------       ------------------------------
     (Address of Principal Executive                   (Zip Code)
                 Offices)


              Registrant's Telephone Number, Including Area Code:
                               (604) 576-7442
                           -----------------------

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

                 SPECIAL NOTE ABOUT FORWARD-LOOKING INFORMATION

     The Report contains certain forward-looking statements and information relating to the Registrant that are based on the beliefs of management as well as assumptions made by and information currently available to management. These statements include, among other things, the discussions of the Registrant's business strategy and expectations concerning the Registrant's future operations, product development costs and schedules, product rollout dates, customer acceptance, licensing of required third party technologies, ability to obtain required additional capital, profitability, liquidity, and capital resources. When used in this document, the words "anticipate," "believe," "estimate," "expect," and "intend" and similar expressions, as they relate to the Registrant or its management, are intended to identify forward-looking statements. Such statements reflect the current view of the Registrant respecting future events and are subject to certain risks, uncertainties, and assumptions, including the meaningful and important risks and uncertainties noted. Although the Registrant has attempted to identify important factors that could cause actual results to differ materially, there may be other factors that cause the forward-looking statement not to come true as anticipated, believed, estimated, expected, or intended. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those described herein as anticipated, believed, estimated, expected, or intended. Neither the Registrant nor any other person undertakes any obligation to revise these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.


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                    ITEM 1.  CHANGE IN CONTROL OF REGISTRANT

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     Pursuant to a Share Exchange and Finance Agreement dated as of December 16,
1999 (the "Share Exchange Agreement"), the Registrant agreed with the "Founding Shareholders" of inFOREtech Golf Technology 2000 Inc., a Canadian federal
corporation  ("inFOREtech  2000"),  to  acquire  the  shares  of  the   Founding
Shareholders in inFOREtech 2000. Further, the Founding Shareholders agreed to use their best efforts to obtain the agreement of all other shareholders of inFOREtech 2000, and all parties holding any rights to acquire shares of inFOREtech 2000, to exchange their shares, or rights to acquire shares, of inFOREtech 2000 for share of the Registrant.

     The Founding Shareholders comprised Robert Silzer Sr. and Madj Silzer, husband and wife, and their children,, Robert C. Silzer, Jr., Brent Silzer and Tracy Silzer, and Robert Silzer Sr.' s brother, Larry Silzer (collectively, the "Silzer Family"). The Silzer Family are all citizens and residents of Canada and the exchange of shares of inFOREtech 2000 for shares of the Registrant is taxable in Canada in the year the exchange occurs. Accordingly, to defer any Canadian income tax payable by the Silzer Family a Canadian subsidiary of the Registrant, InFOREtech Holdings Inc., a British Columbia company ("inFOREtech Holdings"), was formed to facilitate the transaction. Further to permit the Silzer Family to receive voting rights in the Registrant, the articles of
Incorporation of the Registrant were amended to provide for two (2) classes of stock, Class A Common Equity Voting Stock ("Class A Stock") and Class B Special Voting Non-Equity Stock (Class B Stock). The Class A and Class B Stock is voted together as a single class, except to the extent that separate class voting is specifically required by the provisions of the corporation laws of the State of Nevada. All 6,156,000 shares of common stock of the Registrant issued and outstanding immediately prior to closing the Share Exchange Agreement were converted automatically into Class A Stock. In accordance with the Share Exchange Agreement, on February 1, 2000, the Registrant completed the following transactions:

     (i)   issued 7,095,750 shares of Class B Stock to the Silzer Family;

     (ii) caused inFOREtech Holdings to issue an aggregate of 7,095,750 Class A and B Preference shares of inFOREtech Holdings to the Silzer Family; and

     (iii) entered into certain Put and Call Agreements with the Silzer Family.

     The special rights and restrictions attached to the Class A and B Preference shares of inFOREtech Holdings effectively provide for such shareholders participating on an equivalent basis as if such shareholders were holders of Registrant Common Stock. There are no material difference between the Class A and B Preference shares of inFOREtech Holdings. The Put Agreements grant the members of the Silzer Family the right to Put a Unit, each Unit consisting of one (1) share of Class B Stock and one share of Class A or B Preference share of inFOREtech Holdings to the Registrant in exchange for one (1) share of Registrant Class A Stock, from time to time.

     Further the Share Exchange Agreement requires the Registrant to grant certain options to acquire Class A Stock to the directors and employees of inFOREtech 2000, which include members of the Silzer Family.

     The following table shows the foregoing ownership, based on an aggregate of 14,139,250 shares of Registrant Class A and Class B common stock issued and outstanding as of February 1, 2000.:

                                                       PERCENT OF  CLASS A AND B STOCK THEN OUTSTANDING
                                               ---------------------------------------------------------

                                                                  ASSUME ACQUISITION OF SECURITIES OF
                                                                 MINORITY INFORETECH 2000 STOCKHOLDERS
                                                 AT CLOSING    ----------------------------------------
NAME OF PERSON                       NUMBER    SHARE EXCHANGE      ISSUANCE OF      EXERCISE OF OPTIONS,
   OR GROUP           SECURITY      OWNED (1)    AGREEMENT      COMMON STOCK (2)   WARRANTS & RIGHTS (2)
--------------        --------      ---------  --------------   ----------------   ---------------------




Robert Silzer Sr..... Class B       4,995,750      35.4%              28.7%                22.8%
                      Options(2)      425,000       2.9%               2.4%                 1.9%
                      ----------    ---------
                                    4,895,750      34.7%              27.4%                22.3%

Madj Silzer.......... Class B         525,000       3.7%               3.0%                 2.4%

Larry Silzer......... Class B         525,000       3.7%               3.0%                 2.4%
                      Options(2)      125,000       0.9%               0.7%                 0.6%
                      ----------    ---------
                                      650,000       4.6%               3.7%                 3.0%

Robert C. Silzer Jr.. Class B         525,000       3.7%               3.0%                 2.4%
                      Options(2)      325,000       2.2%               1.8%                 1.5%
                      ----------    ---------
                                      850,000       6.0%               4.8%                 3.9%

Brent Silzer......... Class B         525,000       3.7%               3.0%                 2.4%
                      Options(2)      175,000       1.2%               1.0%                 0.8%
                      ----------    ---------
                                      700,000       5.0%               4.0%                 3.2%

Tracy Silzer......... Class B         525,000       3.7%               3.0%                 2.4%
                      ----------    ---------

Silzer Family........ Class B       7,095,750      50.2%              40.7%                32.4%
                      Options       1,050,000       6.9%               5.7%                 4.6%
                      ----------    ---------
                                    8,145,750      57.7%              44.1%                37.2%


(1) Unless otherwise indicated, all securities are owned beneficially and of record by the named individual.

(2) The percentages give effect only to the exercise or conversion of the number of securities shown in the accompanying column for the named individual or group.

(3) Includes 525,000 shares owned of record by Robert Silzer Sr's wife, Madj Silzer.

     Pursuant to the Share Exchange Agreement, the Registrant has also offered to issue up to 3,308,582 additional shares of Class A Stock to acquire the inFOREtech 2000 stock held by minority stockholders. That additional exchange has not been completed. If all remaining inFOREtech 2000 shares are acquired as proposed, the Registrant would issue an additional 3,308,582 shares of Class A Stock and 2,485,750 shares of Class A Stock issuable on the exercise of options, rights to acquire shares and warrants, which would correspondingly reduce the percentage ownership of the Silzer Family as indicated above.

     None of the consideration for issuance of the Registrant Class A Stock consisted of loan proceeds. Designees of the Silzer Family were appointed directors and executive officers of the Registrant as indicated in Item 5. The Silzer Family can be expected to vote in concert with respect to the election of the Registrant's directors.

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                 ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

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     Pursuant to Share Exchange  Agreement described in  Item 1, the  Registrant agreed to acquire between 68.2% and all of the issued Class A voting shares of inFOREtech 2000 Inc.

     As a result of this acquisition, the Registrant's mission is to become a leading international supplier of pace-of-play information systems for golf courses worldwide. The first system called inFOREtech 2000 Pace-of-Play Information System ("inFOREtech 2000") is being developed for marketing to golf course managers and owners to enhance golf course profitabiltiy and golfers' enjoyment. The inFOREtech 2000's principal competitive advantage is its portability. Other known major suppliers offer only power-cart mounted units that can provide less meaningful information to golfers and course owners, and are used only by power-cart renters. The inFOREtech 2000 addresses all golfers "game and shot management" needs, including the ability to record information on the game for reviewing at leisure later and saving meaningful statistics.

     The inFOREtech 2000 system is a patent pending,sophisticated communications network, used to provide management information to the golf course manager and useful game information to the golfer. The inFOREtech 2000 system is an innovative and unique combination of diverse, proven technologies including GPS (global positioning satellite), radio communications, proprietary hardware and software, internet networking and computer technology which simultaneously enhances both golf course profitabiltiy and golfers' enjoyment. It offers unique benefits for management by providing real time pace-of-play information throughout the entire golf course as well as providing golfers with detailed, accurate information regarding ball position relative to tee box, flagstick, hazards, sand traps, water, trees, etc.

     The core of the inFOREtech 2000 system is a proprietary system of hardware and software located at the clubhouse utilizing five major interfaced components. The system can monitor and track each inFOREtech 2000 handset throughout the golf course, provide qualitative and quantitative information about the overall course and detailed information about each hole. The network speeds up the pace-of-play by accurately providing the golfer with vital information regarding the location of the ball without overwhelming the golfer with unnecessary information.

     The inFOREtech 2000 is a comprehensive data network having the ability to collect data from the global positioning satellites (GPS) and transfer data between a central computer and a variety of peripherals including base station, repeater, mobile handsets and charging cradles. The method of data communication is unique to the inFOREtech 2000 system and is achieved through a combination of wireless radio and infrared (IR) technologies, as well as hard wired phone and fiber optic cables all managed by internet protocols. Wireless radio is used to communicate with the handsets while in operation on the golf course; IR links fiber optic cabling and a dedicated internet connection is used to communicate with the handsets while being recharged on the charging cradles.

     Transmission Control Protocol/Internet Protocol (TCP/IP) is the communication protocol used by the pace-of-play system to ensure reliability and maximum system availability. TCP/IP provides virtually unlimited expandability and unparalleled reliability and flexibility to meet future technological enhancements thereby offering a continually advanced, unique and competitive pace-of-play system. The TCP/IP protocol facilitates remote updating of clubhouse computer and handset software via the internet. Operating inFOREtech 2000 systems can be updated with software improvements routinely.

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                             ITEM 5.  OTHER EVENTS

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Change of Name, Trading Symbol and CUSIP Number

     On January 3, 2000, the Registrant changed its name from Diversified Marketing Services Inc. to inFOREtech Wireless Technology Inc. The Registrant's new CUSIP number is 45666P 10 4. The Registrant has adopted the new trading symbol "WYRE" on the OTC Bulletin Board.


Change to Board of Directors

     On February 1, 2000, the Registrant's sole officer and director, Mr. Jason John, resigned from the Registrant's board of directors after appointing the following individuals to serve on the Registrant's board and as officers of the Registrant until the next meeting of the Registrant's shareholders:

          Robert C. Silzer, Sr., C.E.O. and Director
          Rob Silzer, Jr., President and Director
          Jerry Smith, Director


Sale of Securities

     On January 20, 2000, the Registrant completed the sale of 375,000 common shares at US$4.00 per share to raise gross proceeds of US$1.5 million and 400,000 common shares at US$4.13 to raise gross proceeds of US$1.65 million. Approximately US$1.55 million of the sales proceeds are being used by the Registrant to repay short term debt obligations of inFOREtech 2000. In addition, inFOREtech paid $50,000 and issued 100,000 shares of Class A Stock to a British Columbia company in consideration of such company identifying investors in the placement of the above 375,000 shares and introducing the Registrant to inFOREtech 2000.


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                   ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

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 (a) Financial statements of the business acquired required by this item will be filed by amendment as soon as practicable, but no later than 60 days after the filing of this report on Form 8-K.

 (b) Pro forma financial information required by this item will be filed by amendment as soon as practicable, but no later than 60 days after the filing of this report on Form 8-K.

 (c) Exhibits

The following exhibits are included as part of this report:

          SEC
Exhibit   Reference
Number    Number      Title of Document


Item 2 Plan of Acquisition, Reorganization, Arrangement, Liquidation, or Succession

 2.01       2     Share Exchange and Finance Agreement dated as of December 16,
                  1999*

* Omitted schedules and similar attachments to this exhibit that are listed and briefly identified will be furnished supplementally to the Commission upon request.


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                                   SIGNATURES

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     Pursuant to the requirements  of the Securities Exchange  Act of 1934,  the
Registrant has duly caused this report to be signed on its behalf by the undersigned.

Dated:  February 15, 2000                  INFORETECH WIRELESS TECHNOLOGY INC.


                                     Per:  /s/  Robert C. Silzer Jr.
                                           President